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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- DEC. 1, 2007*

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RiverSource International Equity Fund (Dec. 29, 2006/Dec. 28, 2007)                         S-6259-99 H/J
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At a Special Meeting of Shareholders scheduled to be held on Jan. 29, 2008, shareholders who owned shares on Nov. 30, 2007 will vote on the following proposal:

The merger of the Fund into RiverSource Disciplined International Equity Fund, a fund that seeks to provide shareholders with long-term growth of capital.

For more information about RiverSource Disciplined International Equity Fund, please call 1-888-791-3380 for a prospectus.

EFFECTIVE NOV. 16, 2007, RIVERSOURCE INVESTMENTS, LLC PROVIDES ALL INVESTMENT MANAGEMENT SERVICES TO THE FUND INTERNALLY. PRIOR TO THIS TIME, RIVERSOURCE INVESTMENTS, THE FUND'S INVESTMENT MANAGER, HAD AGREEMENTS WITH THE BOSTON COMPANY ASSET MANAGEMENT, LLC AND MARSICO CAPITAL MANAGEMENT, LLC TO SERVE AS SUBADVISERS TO THE FUND.

The Principal Investment Strategies section for RiverSource International Equity Fund has been revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's assets will be invested in equity securities. The Fund's assets are primarily invested in equity securities of foreign issuers or in instruments that provide exposure to foreign equity markets. The Fund may invest in securities of or instruments that provide exposure to both developed and emerging markets issuers. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) will choose equity investments by employing proprietary, disciplined quantitative methods.

The investment manager's disciplined quantitative approach is designed to identify companies with:

- Attractive valuations, based on factors such as price-to-earnings ratios;

- Sound balance sheets; or

- Improving outlooks, based on an analysis of return patterns over time.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to other potential investments.

- The company does not meet the investment manager's performance expectations.

The universe of stocks from which the investment manager selects the Fund's investments primarily will be those included in the Fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (MSCI EAFE Index).

In selecting stocks for the Fund to purchase or to sell, the investment manager also employs a rigorous process for evaluating the relationship between the risk associated with each security and its potential for positive returns. This process takes into account factors such as:

- Limits on positions relative to weightings in the benchmark index.

- Limits on country and region allocations relative to the benchmark index.

- Limits on size of holdings relative to market liquidity.

The Fund will normally have exposure to foreign currencies. The investment manager closely monitors the Fund's exposure to foreign currency. From time to time, the investment manager may use forward currency transactions or other derivative instruments on a limited basis to hedge against currency fluctuations. The investment manager may also use derivative instruments, such as options, futures, forward contracts, swaps or structured notes, to produce incremental earnings, to increase flexibility, to gain exposure to a segment of the market or to hedge against existing positions.

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S-6259-1 C (12/07)
* Valid until further notice.
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The Principal Risks section has been revised to add the following risks:

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, hedging risk, correlation risk, liquidity risk and leverage risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that the methodology will enable the Fund to achieve its objective.

The rest of this section remains unchanged.

The information following the second paragraph in the Investment Manager section for RiverSource International Equity Fund has been revised as follows:

INVESTMENT MANAGER

Portfolio Manager(s). The portfolio managers responsible for the Fund's day-to-day management are:

Dimitris J. Bertsimas, Ph.D., Senior Portfolio Manager

- Managed the Fund since 2007.

- Joined RiverSource Investments as a portfolio manager and leader of the Disciplined Equity and Asset Allocation Team in 2002.

- Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.

- Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.

- MS and Ph.D., MIT.

Alexander M. Sauer-Budge, Ph.D., Portfolio Manager

- Managed the Fund since 2007.

- Joined RiverSource Investments in 2003 as a Quantitative Analyst after receiving his Ph.D. from MIT (1998-2003).

- Began investment career in 2003.

- S.M. and Ph.D., MIT.

The rest of this section remains unchanged.

S-6259-1 C (12/07)